                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2004


                           First Franklin Corporation
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-16362               31-1221029
-------------------------------       ---------       ------------------------
(State or other jurisdiction of      (Commission            (IRS Employer
       incorporation)                 File Number)        Identification No.)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 469-5352

      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                    FORM 8-K



Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a) and (b).  Not applicable.

           (c)   Exhibits.

                 See Index to Exhibits.


Item 12.   Results of Operations and Financial Condition.
-------    ---------------------------------------------

           On July 17, 2004, First Franklin Corporation issued a press release regarding its earnings for the second quarter of 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      FIRST FRANKLIN CORPORATION



                                      By: /s/ Daniel T. Voelpel
                                      -------------------------------
                                      Daniel T. Voelpel
                                      Vice President and Chief Financial Officer


Date:  July 17, 2004

                                INDEX TO EXHIBITS



       Exhibit Number                Description

           99      Press Release of First Franklin Corporation dated
                   July 17, 2004